UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 18, 2004


                               CONMED CORPORATION
             (Exact name of registrant as specified in its charter)


           New York                       0-16093                 16-0977505
-------------------------------           -------                 ----------
(State or other jurisdiction of         (Commission          (I.R.S. Employer
  incorporation or organization)        File Number)         Identification No.)



                                 525 French Road
                              Utica, New York 13502
                              ---------------------
          (Address of principal executive offices, including zip code)



                                 (315) 797-8375
                                 --------------
              (Registrant's telephone number, including area code)

Item 5. Other Events

On August 18, 2004, CONMED Corporation (Nasdaq: CNMD) announced that it had entered into an agreement to acquire certain products comprising the Endoscopic Technologies Division of C.R. Bard, Inc. (NYSE: BCR). The acquired assets consist of a comprehensive line of single-use medical devices employed by gastro-intestinal (GI) and pulmonary physicians to diagnose and treat diseases of the digestive tract and lungs using minimally invasive endoscopic techniques.

CONMED Corporation intends to finance the acquisition using approximately $30 million of its cash on hand and borrowings under its revolving credit facility.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               CONMED CORPORATION
                                                  (Registrant)


                                               By:/s/    Robert D. Shallish, Jr.
                                                  ------------------------------
                                                    Vice President-Finance and
                                                    Chief Financial Officer


Date:  August 20, 2004